UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 11, 2013

CRA INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Massachusetts	000-24049	04-2372210
(State or other jurisdiction	(Commission	(IRS employer
of incorporation)	file number)	identification no.)

200 Clarendon Street, Boston, Massachusetts	02116
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (617) 425-3000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                          Entry into a Material Definitive Agreement.

On March 11, 2013, we entered into an amendment of our loan agreement dated as of January 14, 2004 with RBS Citizens, N.A, which extends the termination date of the agreement from April 30, 2014 to April 30, 2016.

In connection with this amendment, we also executed an amendment to the promissory note relating to the loan agreement.  A copy of the amendments to the loan agreement and promissory note are attached as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K.

Item 9.01                                           Financial Statements and Exhibits.

(d)  Exhibits

Number	Title
10.1	Eighth Amendment to Loan Agreement dated January 14, 2004, dated as of March 11, 2013, by and between CRA International, Inc. and RBS Citizens, N.A.
10.2	Sixth Amendment to Revolving Note, dated as of March 11, 2013, by and between CRA International, Inc. and RBS Citizens, N.A.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRA INTERNATIONAL, INC.

Dated: March 15, 2013	By:	/s/ Wayne D. Mackie
Wayne D. Mackie
Executive Vice President, Treasurer, and Chief Financial Officer

Exhibit Index

Number	Title
10.1	Eighth Amendment to Loan Agreement dated January 14, 2004, dated as of March 11, 2013, by and between CRA International, Inc. and RBS Citizens, N.A.
10.2	Sixth Amendment to Revolving Note, dated as of March 11, 2013, by and between CRA International, Inc. and RBS Citizens, N.A.